UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2012

BIOGERON, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32829	88-0470235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1802 N. Carson Street, Suite 212-3018 Carson City, Nevada	89701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (775) 887-0670

ANGEL ACQUISITION CORP.

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 23, 2012, the Company appointed Billy Stout as a member of the Board of Directors, Chief Executive Officer and President of the Company effective immediately. As of the date hereof, the Company and Mr. Stout has not entered into a formal employment agreement.

Biographical Information for Billy Stout

Billy Stout – Chief Executive Officer, President and member of the Board of Directors

Mr. Stout is an achievement-oriented professional who brings his entrepreneurial drive and competent expertise from a diversified background of professional endeavors, including experience in sales, marketing, business development, technology services, corporate training and consulting, enhanced by team leadership skills and specialized sales training.  He is also a team player with success in increasing profitability and competency in sales production. He exhibits superior client care, motivational, enthusiastic, and interpersonal skills.

Mr. Stout has a proven record of increasing participation and morale for clients, maintaining a genuine concern to see colleagues and clients achieve their business goals.  Billy has consulted and worked with a variety of companies and associates including Nextel, Harper Collins Publishers, Arco Exploration, Aramark, The Outdoor Channel, The Vision Channel, Stephen Covey Seminars, Brian Tracy Seminars, American Management Association, and the California State Employee Training Panel. Since 1998 Mr. Stout has served as an Independent Sales and Marketing Specialist currently based in Temecula, CA.

Mr. Stout has a BS degree in Geophysics from San Diego Christian College and has done graduate work at SMU in engineering management.  He received an MBA from the University of Redlands (CA) with an emphasis in customer relationship management systems and internet commerce applications.

Last 5 years Work History:

2007-2008 - Independent Contractor, Sales/Business Development, Management Consulting & Corporate Training, CoreStrata, Cardiff, CA.

2008-2009 - Independent Contractor, Consulting/New Business Development, VIE Global Resources, Phoenix, AZ.

2009-2010 - Sales Administration, Bud Anderson Heating & Cooling, Lowell, AR; Set up work for a Disaster Recovery & Food Bank Center in Decatur, AR with United Christian Charities.

2011 - Present - New Business Start-Up & Development Consulting for: SP Innovations, Inc., Santee, CA, Health and Wellness Partners, Inc.

SIGNATURES

Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

BIOGERON, INC. (Registrant)

Date: April 24, 2012	/s/ Billy Stout Billy Stout Chief Executive Officer